UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21276

J.P. Morgan Fleming Series Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2005

JPMorgan Funds

Multi-Manager

Funds

JPMorgan Multi-Manager Small Cap Growth Fund

JPMorgan Multi-Manager Small Cap Value Fund

CONTENTS

President's Letter	1

Fund Information:

Multi-Manager Small Cap Growth Fund	3

Multi-Manager Small Cap Value Fund	6

Schedule of Portfolio Investments	9

Financial Statements	38

Financial Highlights	41

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	50

Trustees	51

Officers	52

Schedule of Shareholder Expenses	54

Special Meeting of Shareholders	56

Board Approval of Renewal of Investment Advisory Agreements	57

Tax Letter	61

HIGHLIGHTS

•  U.S. equity market overcame several challenges

•  FOMC raised rates at a measured pace

•  Outlook for equity markets somewhat mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan Multi-Manager Funds

President's Letter (Unaudited)  January 10, 2006

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Multi-Manager Funds. Inside, you'll find information detailing the performance of the Funds for the 12 months ended December 31, 2005, along with reports from the Portfolio Managers.

Stocks Produce Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% during the 12-month period ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year — similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively — this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the 12-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.27% and 4.55%, respectively.

Outlook

As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with their investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JPMorgan Multi-Manager Small Cap Growth Fund

As of December 31, 2005

Fund Facts

Fund Inception	2/28/03

Fiscal Year End	December 31

Net Assets as of 12/31/2005 (In Thousands)	$289,221

Primary Benchmark	Russell 2000 Growth Index,

Q: How did the Fund perform?

A: The JPMorgan Multi-Manager Small Cap Growth Fund, which seeks long-term capital appreciation from a blend of small-cap growth managers, rose by 4.38%, in the 12-month period ended December 31, 2005.* This compares to an appreciation of 4.15% for its benchmark, the Russell 2000 Growth Index.

Q: Why did the Fund perform this way?

A: Small-cap growth stocks rose with the broad market in 2005, achieving their greatest gains in the second half of the year as evidence that the economy had entered a solid expansion phase increased investor optimism. Notably, this was the first time in six years that the broad small-cap market underperformed large caps. Rising energy prices coupled with the Federal Reserve raising interest rates held back both the economy and the equity market in the first half of the year.

The Fund outperformed due to strong stock selection in the healthcare, energy and consumer discretionary sectors, while the financial and technology sectors detracted from performance.

Among the leading contributors to performance were energy stocks. Patterson-UTI, an onshore contract driller, announced record earnings due to strong demand for its drilling rigs as energy companies stepped up exploration activities. Quicksilver Resources, an exploration and production company, reported strong earnings growth due to sustained high energy prices, which boosted the value of its reserves as well as its oil and gas output. In healthcare, Pediatrix Medical Group, a provider of neonatal intensive care units, delivered strong year-on-year earnings and revenue growth due to continued national expansion.

In technology, SFBC International, a provider of contract clinical research trials, fell as media reports questioned the company's consent process in warning drug trial participants of the full medical risks. Synaptics, a leading designer of user interface solutions, retrenched early in the year after Apple sought out a competitor for touch-sensitive pads used in Apple notebook computers and iPod music players. In financials, UCBH Holdings, a bank that specializes in serving the Chinese community, performed poorly after reporting weaknesses in its internal financial controls.

Among the Fund's underlying sub-advisors, all four – BlackRock, Oberweis, Seligman and UBS – outperformed the Fund's benchmark, the Russell 2000 Growth Index.

Q: How was the Fund managed?

A: The Fund was diversified across its four sub-advisors, with no change in managers during the year. All four managers invested in small-cap growth stocks, with the potential to produce strong, long-term gains and below-market volatility. With consumer spending under pressure, the portfolio managers sought investments in the corporate sector, which remained robust with record high earnings growth and strong balance sheets.

*  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(Unaudited)

JPMorgan Multi-Manager Small Cap Growth Fund

As of December 31, 2005

Portfolio Composition*

Information Technology 28.2%

Health Care 22.7%

Industrials 15.9%

Consumer Discretionary 13.2%

Energy 8.3%

Financials 3.1%

Materials 1.7%

Consumer Staples 1.9%

Real Estate 1.0%

Telecommunication Services 0.5%

Mutual Funds 1.1%

Short-Term Investments 4.0%

Top Ten Equity Holdings of the Portfolio*

  1.  Pediatrix Medical Group, Inc. 1.6%

  2.  Ceradyne, Inc. 1.3%

  3.  Microsemi Corp. 1.3%

  4.  iShares Russell 2000 Index Fund 1.2%

  5.  CACI International, Inc., Class A 1.1%

  6.  Tetra Technologies, Inc. 1.0%

  7.  Landstar System, Inc. 0.9%

  8.  Arthrocare Corp. 0.9%

  9.  Bucyrus International, Inc. 0.8%

  10.  Focus Media Holding Ltd. 0.8%

*  Percentages indicated are based upon net assets as of December 31, 2005.

The Portfolio composition is subject to change.

Total Returns as of December 31, 2005

	Average Annual Total Returns
INCEPTION DATE	1 YEAR	SINCE INCEPTION
2/28/2003	4.38%	19.89%

(Unaudited)

JPMorgan Multi-Manager Small Cap Growth Fund

As of December 31, 2005

Life of Fund Performance (2/28/03 to 12/31/05)

Source: Lipper, Inc.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/03.

The graph illustrates comparative performance for $1,000,000 invested in shares of the JPMorgan Multi-Manager Small Cap Growth Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from February 28, 2003 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(Unaudited)

JPMorgan Multi-Manager Small Cap Value Fund

As of December 31, 2005

Fund Facts

Fund Inception	2/28/03

Fiscal Year End	December 31

Net Assets as of 12/31/2005 (In Thousands)	$365,875

Primary Benchmark	Russell 2000 Value Index,

Q: How did the Fund perform?

A: The JPMorgan Multi-Manager Small Cap Value Fund, which seeks long-term capital appreciation from a blend of small-cap value managers, rose by 6.87%, in the 12-month period ended December 31, 2005.* This compares with an appreciation of 4.71% for its benchmark, the Russell 2000 Value Index.

Q: Why did the Fund perform this way?

A: Small-cap value stocks rose with the broad market in 2005, achieving their greatest gains in the second half of the year as evidence that the economy had entered a solid expansion phase increased investor optimism. Notably, this was the first time in six years that the broad small-cap market underperformed large caps. Rising energy prices coupled with the Federal Reserve raising interest rates held back both the economy and the equity market in the first half of the year.

The Fund outperformed due to strong stock selection in the energy, healthcare and industrial sectors, while the technology and materials sectors detracted from performance.

Within energy, exploration and production companies, such as Chesapeake Energy, benefited from strong, sustained high oil and gas prices. In healthcare, Pharmaceutical Products Development, a manager of clinical trials for drug makers, issued a one-time dividend and announced plans to pay a quarterly dividend going forward. Coupled with strong revenue growth, this led to appreciation in the stock price. In industrials, Administaff, the recruitment specialist, gained from continued demand among small and medium-sized businesses for temporary staffing, along with benefits and payroll administration.

Among detractors, Cooper Companies, a maker of specialty healthcare products, fell as management reduced guidance for full-year earnings. Nabi Biopharmaceuticals declined on news that its staphylococcus-fighting drug had failed to prove its effectiveness. Nabi has ceased development of the drug. In the consumer discretionary sector, K2, a maker of sporting goods, fell back after reducing profit forecasts.

Q: How was the Fund managed?

A: At the underlying manager level, we withdrew our allocation from ICM Asset Management, in the fourth quarter, due to personnel changes at the firm. We replaced this manager with two sub-advisors – First Quadrant and Vaughan Nelson – which have investment styles that complement those of the existing sub-advisors, JPMorgan Asset Management and Earnest Partners. First Quadrant applies a quantitative process to research company-specific and macroeconomic factors to better exploit recurring inefficiencies in stock prices. Vaughan Nelson is a fundamental, deep-value manager that looks to identify catalysts for unlocking shareholder value. In comparison, JPMorgan Asset Management employs a quantitative process with tight risk controls, while Earnest is a relative value manager. An additional benefit is that both of the new sub-advisors have capacity for new investment flows.

*  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(Unaudited)

JPMorgan Multi-Manager Small Cap Value Fund

As of December 31, 2005

Portfolio Composition*

Financials 23.5%

Industrials 16.2%

Consumer Discretionary 14.5%

Information Technology 9.0%

Health Care 8.2%

Energy 7.6%

Real Estate 7.1%

Materials 4.6%

Utilities 3.3%

Consumer Staples 1.8%

Telecommunication Services 1.3%

Mutual Funds 0.5%

Short-Term Investments 2.4%

Top Ten Equity Holdings of the Portfolio*

  1.  Philadelphia Consolidated Holdings Corp. 1.9%

  2.  Pharmaceutical Product Development, Inc. 1.6%

  3.  Watsco, Inc. 1.5%

  4.  Raymond James Financial, Inc. 1.4%

  5.  Cabot Oil & Gas Corp. 1.3%

  6.  Jefferies Group, Inc. 1.2%

  7.  Global Payments, Inc. 1.2%

  8.  Meritage Homes Corp. 1.1%

  9.  Covance, Inc. 1.1%

  10.  Hovnanian Enterprises, Inc. 1.0%

*  Percentages indicated are based upon net assets as of December 31, 2005.

The Portfolio composition is subject to change.

Total Returns as of December 31, 2005

	Average Annual Total Returns
INCEPTION DATE	1 YEAR	SINCE INCEPTION
2/28/2003	6.87%	28.48%

(Unaudited)

JPMorgan Multi-Manager Small Cap Value Fund

As of December 31, 2005

Life of Fund Performance (2/28/03 to 12/31/05)

Source: Lipper, Inc.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/03.

The graph illustrates comparative performance for $1,000,000 invested in shares of the JPMorgan Multi-Manager Small Cap Value Fund, Russell 2000 Value Index, and Lipper Small-Cap Value Funds Index from February 28, 2003 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/ expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(Unaudited)

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — 97.6%
	Common Stocks — 96.5%
	Aerospace & Defense — 2.0%
7	AAR Corp. (a)	$165
86	Ceradyne, Inc. (a)	3,762
34	Engineered Support Systems, Inc.	1,422
29	Essex Corp. (a)	502
		5,851
	Air Freight & Logistics — 1.2%
39	Hub Group, Inc., Class A (a)	1,365
23	UTI Worldwide, Inc.	2,126
		3,491
	Auto Components — 0.2%
29	American Axle & Manufacturing Holdings, Inc.	533
	Beverages — 0.2%
34	Cott Corp. (Canada) (a)	497
	Biotechnology — 4.5%
10	Affymetrix, Inc. (a)	492
22	Alexion Pharmaceuticals, Inc. (a)	443
46	Alkermes, Inc. (a)	870
6	Cephalon, Inc. (a)	382
36	Charles River Laboratories International, Inc. (a)	1,530
36	Cubist Pharmaceuticals, Inc. (a)	756
33	Digene Corp. (a)	957
46	Human Genome Sciences, Inc. (a)	389
55	Incyte Corp. (a)	294
7	Invitrogen Corp. (a)	433
44	Isis Pharmaceuticals, Inc. (a)	232
26	Keryx Biopharmaceuticals, Inc. (a)	384
87	Lifecell Corp. (a)	1,661
11	Martek Biosciences Corp. (a)	276
32	Maxygen, Inc. (a)	242
26	Nektar Therapeutics (a)	434
13	Neurocrine Biosciences, Inc. (a)	815
27	Telik, Inc. (a)	457
21	United Therapeutics Corp. (a)	1,445
24	Zymogenetics, Inc. (a)	410
		12,902
	Building Products — 0.2%
20	Lennox International, Inc.	556
	Capital Markets — 1.0%
12	Affiliated Managers Group, Inc. (a)	930
26	Eaton Vance Corp.	705
32	Investors Financial Services Corp.	1,175
		2,810
	Chemicals — 0.7%
17	Agrium, Inc. (Canada)	367

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Chemicals — Continued
29	Airgas, Inc.	$938
33	OM Group, Inc. (a)	611
		1,916
	Commercial Banks — 1.0%
13	East-West Bancorp, Inc.	457
8	Mercantile Bank Corp.	312
38	Sterling Bancshares, Inc.	590
92	UCBH Holdings, Inc.	1,652
		3,011
	Commercial Services & Supplies — 5.4%
12	Advisory Board Co. (a)	567
5	Chemed Corp.	251
3	ChoicePoint, Inc. (a)	138
35	Corinthian Colleges, Inc. (a)	417
10	Corporate Executive Board Co.	866
25	Corrections Corp. of America (a)	1,142
8	CoStar Group, Inc. (a)	363
42	CRA International, Inc. (a)	2,001
164	DiamondCluster International, Inc. (a)	1,303
57	Educate, Inc. (a)	675
10	Hudson Highland Group, Inc. (a)	175
15	Huron Consulting Group, Inc. (a)	357
28	IHS, Inc., Class A (a)	569
21	Korn/Ferry International (a)	398
62	Labor Ready, Inc. (a)	1,295
20	Laureate Education, Inc. (a)	1,040
47	LECG Corp. (a)	812
23	Navigant Consulting, Inc. (a)	503
28	Net 1 UEPS Technologies Inc. (a)	819
17	Waste Connections, Inc. (a)	588
40	Watson Wyatt & Co. Holdings, Class A	1,111
15	Wright Express Corp. (a)	323
		15,713
	Communications Equipment — 3.6%
25	ADC Telecommunications, Inc. (a)	562
27	Adtran, Inc.	806
73	AudioCodes Ltd. (Israel) (a)	812
13	Avocent Corp. (a)	340
8	C-COR, Inc. (a)	38
18	Comtech Telecommunications Corp. (a)	563
6	F5 Networks, Inc. (a)	328
136	Foundry Networks, Inc. (a)	1,881
169	Glenayre Technologies, Inc. (a)	550
45	Ixia (a)	660
22	Nice Systems Ltd. (Israel) ADR (a)	1,069
39	Orckit Communications Ltd. (Israel) (a)	941
67	Polycom, Inc. (a)	1,017
24	SafeNet, Inc. (a)	789
		10,356

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Computers & Peripherals — 0.9%
14	Avid Technology, Inc. (a)	$787
24	M-Systems Flash Disk Pioneers (Israel) (a)	809
33	Rackable Systems, Inc. (a)	943
		2,539
	Construction & Engineering — 0.7%
25	Chicago Bridge & Iron Co., N.V. (Netherlands) (N.Y. Shares)	620
10	EMCOR Group, Inc. (a)	642
13	Jacobs Engineering Group, Inc. (a)	891
		2,153
	Distributors — 0.4%
16	Beacon Roofing Supply, Inc. (a)	457
13	LKQ Corp. (a)	443
24	Prestige Brands Holdings, Inc. (a)	304
		1,204
	Diversified Financial Services — 0.4%
26	Apollo Investment Corp.	467
21	Heartland Payment Systems, Inc. (a)	455
4	IntercontinentalExchange, Inc. (a)	127
		1,049
	Diversified Telecommunication Services — 0.1%
10	NeuStar, Inc., Class A (a)	292
	Electrical Equipment — 0.8%
14	American Science & Engineering, Inc. (a)	896
12	Ametek, Inc.	501
19	Genlyte Group, Inc. (a)	1,007
		2,404
	Electronic Equipment & Instruments — 1.4%
44	Benchmark Electronics, Inc. (a)	1,473
40	Cognex Corp.	1,216
10	Itron, Inc. (a)	404
25	Photon Dynamics, Inc. (a)	456
34	Radisys Corp. (a)	582
		4,131
	Energy Equipment & Services — 4.2%
12	Atwood Oceanics, Inc. (a)	944
12	Cal Dive International, Inc. (a)	442
18	Dril-Quip, Inc. (a)	845
25	Hornbeck Offshore Services, Inc. (a)	818
17	Lufkin Industries, Inc.	858
20	Oceaneering International, Inc. (a)	1,001
35	Patterson-UTI Energy, Inc.	1,153
22	Pioneer Drilling Co (a)	389
18	Rowan Cos., Inc.	644
93	Tetra Technologies, Inc. (a)	2,834
14	Todco, Class A (a)	530
19	Universal Compression Holdings, Inc. (a)	781

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Energy Equipment & Services — Continued
23	Veritas DGC, Inc. (a)	$813
		12,052
	Food & Staples Retailing — 0.4%
32	Central European Distribution Corp. (a)	1,301
	Food Products — 0.2%
17	JM Smucker Co. (The)	736
	Health Care Equipment & Supplies — 8.2%
52	Adeza Biomedical Corp. (a)	1,085
33	Advanced Medical Optics, Inc. (a)	1,381
10	Anika Therapeutics, Inc. (a)	119
20	Arrow International, Inc.	577
61	Arthrocare Corp. (a)	2,564
50	Aspect Medical Systems, Inc. (a)	1,724
45	Bruker BioSciences Corp. (a)	219
24	Cytyc Corp. (a)	678
28	Hologic, Inc. (a)	1,043
25	ICU Medical, Inc. (a)	961
28	Immucor, Inc. (a)	663
25	Inamed Corp. (a)	2,183
14	Integra LifeSciences Holdings Corp. (a)	504
64	Intralase Corp. (a)	1,149
12	Kinetic Concepts, Inc. (a)	493
56	Kyphon, Inc. (a)	2,291
14	Laserscope (a)	310
23	Palomar Medical Technologies, Inc. (a)	806
39	PerkinElmer, Inc.	913
31	Quidel Corp. (a)	332
14	Resmed, Inc. (a)	548
27	Syneron Medical Ltd. (Israel) (a)	847
50	Viasys Healthcare, Inc. (a)	1,295
21	Vnus Medical Technologies, Inc. (a)	172
46	Wright Medical Group, Inc. (a)	940
		23,797
	Health Care Providers & Services — 6.3%
17	American Healthways, Inc. (a)	768
15	Centene Corp. (a)	399
14	Covance, Inc. (a)	698
20	Healthcare Services Group, Inc.	420
38	HealthExtras, Inc. (a)	964
31	LCA Vision, Inc.	1,451
22	LHC Group, Inc. (a)	387
62	Merge Technologies, Inc. (a)	1,546
53	Pediatrix Medical Group, Inc. (a)	4,697
29	Psychiatric Solutions, Inc. (a)	1,674
26	Symbion, Inc. (a)	591
13	Triad Hospitals, Inc. (a)	496
38	United Surgical Partners International, Inc. (a)	1,212

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Health Care Providers & Services — Continued
74	VCA Antech, Inc. (a)	$2,092
34	Ventiv Health, Inc. (a)	813
		18,208
	Hotels, Restaurants & Leisure — 4.4%
24	Brinker International, Inc.	920
41	California Pizza Kitchen, Inc. (a)	1,314
18	Choice Hotels International, Inc.	764
75	CKE Restaurants, Inc.	1,015
10	Ctrip.com International Ltd. (Cayman Islands) ADR (a)	580
64	La Quinta Corp. (a)	711
63	Orient-Express Hotels Ltd., Class A (Bermuda)	1,983
9	Panera Bread Co., Class A (a)	604
8	PF Chang's China Bistro, Inc. (a)	382
25	Rare Hospitality International, Inc. (a)	762
39	Ruth's Chris Steak House (a)	706
16	Scientific Games Corp., Class A (a)	447
8	Station Casinos, Inc.	512
65	Texas Roadhouse, Inc., Class A (a)	1,013
30	Vail Resorts, Inc. (a)	1,001
		12,714
	Household Durables — 0.9%
25	Desarrolladora Homex S.A. de C.V. (Mexico) ADR (a)	778
19	Hovnanian Enterprises, Inc., Class A (a)	918
44	Technical Olympic USA, Inc.	924
		2,620
	Household Products — 0.7%
43	Central Garden & Pet Co. (a)	1,989
	Insurance — 0.3%
6	Arch Capital Group Ltd. (Bermuda) (a)	331
12	Brown & Brown, Inc.	354
8	Endurance Specialty Holdings Ltd. (Bermuda)	287
		972
	Internet & Catalog Retail — 0.6%
16	Coldwater Creek, Inc. (a)	492
24	J. Jill Group, Inc. (The) (a)	462
34	Stamps.com, Inc. (a)	778
		1,732
	Internet Software & Services — 4.9%
34	Aladdin Knowledge Systems (Israel) (a)	580
71	aQuantive, Inc. (a)	1,786
23	Blue Coat Systems, Inc. (a)	1,065
79	Digitas, Inc. (a)	987
94	Interwoven, Inc. (a)	796
44	iVillage, Inc. (a)	349
42	Jupitermedia Corp. (a)	620
12	McAfee, Inc. (a)	323
84	Online Resources Corp. (a)	930
61	Openwave Systems, Inc. (a)	1,067

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Internet Software & Services — Continued
275	SkillSoft plc (Ireland) ADR (a)	$1,515
200	SonicWALL, Inc. (a)	1,586
75	ValueClick, Inc. (a)	1,362
42	WebSideStory, Inc. (a)	756
39	Website Pros, Inc. (a)	335
		14,057
	IT Services — 3.5%
12	Anteon International Corp. (a)	631
26	BISYS Group, Inc. (The) (a)	364
55	CACI International, Inc., Class A (a)	3,134
28	Cognizant Technology Solutions Corp., Class A (a)	1,400
61	Euronet Worldwide, Inc. (a)	1,682
29	Forrester Research, Inc. (a)	551
67	Gartner, Inc., Class A (a)	864
14	Global Payments, Inc.	643
49	RightNow Technologies, Inc. (a)	911
		10,180
	Leisure Equipment & Products — 0.2%
39	Nautilus Group, Inc.	726
	Machinery — 4.4%
14	Actuant Corp., Class A	787
64	ASV, Inc. (a)	1,595
46	Bucyrus International, Inc.	2,416
31	ESCO Technologies, Inc. (a)	1,361
18	Gardner Denver, Inc. (a)	888
34	iRobot Corp. (a)	1,143
22	Kaydon Corp.	706
12	Kennametal, Inc.	602
12	Middleby Corp. (a)	1,038
10	Oshkosh Truck Corp.	442
11	Pentair, Inc.	377
66	TurboChef Technologies, Inc. (a)	943
25	Wabash National Corp.	478
		12,776
	Media — 1.9%
66	CKX, Inc. (a)	858
71	Focus Media Holding Ltd. (Cayman Islands) ADR (a)	2,388
68	Harris Interactive, Inc. (a)	292
43	Outdoor Channel Holdings, Inc. (a)	579
41	Playboy Enterprises, Inc., Class B (a)	570
48	World Wrestling Entertainment, Inc.	700
		5,387
	Metals & Mining — 1.0%
49	Alpha Natural Resources, Inc. (a)	935
44	GrafTech International Ltd. (a)	271
22	Massey Energy Co.	826
24	Steel Dynamics, Inc.	838
		2,870

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Multiline Retail — 0.2%
11	99 Cents Only Stores (a)	$113
14	Family Dollar Stores, Inc.	353
		466
	Oil, Gas & Consumable Fuels — 4.2%
34	ATP Oil & Gas Corp. (a)	1,276
14	Basic Energy Services, Inc. (a)	283
50	Bronco Drilling Co., Inc. (a)	1,139
74	Carrizo Oil & Gas, Inc. (a)	1,826
20	Comstock Resources, Inc. (a)	619
17	Hercules Offshore, Inc. (a)	472
64	KCS Energy, Inc. (a)	1,560
29	PetroHawk Energy Corp. (a)	389
18	Plains Exploration & Production Co. (a)	696
31	Quicksilver Resources, Inc. (a)	1,285
21	Range Resources Corp.	557
26	Remington Oil & Gas Corp. (a)	945
8	Western Gas Resources, Inc.	381
16	Whiting Petroleum Corp. (a)	626
		12,054
	Personal Products — 0.4%
18	Parlux Fragrances, Inc. (a)	560
15	USANA Health Sciences, Inc. (a)	585
		1,145
	Pharmaceuticals — 3.7%
35	Adams Respiratory Therapeutics, Inc. (a)	1,435
55	Aspreva Pharmaceuticals Corp. (Canada) (a)	866
83	First Horizon Pharmaceutical Corp. (a)	1,439
15	IVAX Corp. (a)	476
40	Kos Pharmaceuticals, Inc. (a)	2,087
51	Medicines Co. (a)	896
67	Noven Pharmaceuticals, Inc. (a)	1,011
7	Omnicare, Inc.	389
34	Penwest Pharmaceuticals Co. (a)	672
42	Salix Pharmaceuticals Ltd. (a)	737
16	Taro Pharmaceuticals Industries (Israel) (a)	219
18	Theravance, Inc. (a)	415
		10,642
	Real Estate — 1.0%
25	BioMed Realty Trust, Inc. REIT	608
20	Mills Corp. (The) REIT	826
42	Ventas, Inc. REIT	1,332
		2,766
	Road & Rail — 0.9%
62	Landstar System, Inc.	2,592
	Semiconductors & Semiconductor Equipment — 6.8%
20	ATMI, Inc. (a)	563
29	August Technology Corp. (a)	322
13	Cree, Inc. (a)	318

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
29	DSP Group, Inc. (a)	$725
40	Exar Corp. (a)	495
19	Formfactor, Inc. (a)	476
33	Ikanos Communications, Inc. (a)	479
132	Integrated Device Technology, Inc. (a)	1,736
28	Intersil Corp., Class A	696
134	Microsemi Corp. (a)	3,716
80	O2Micro International Ltd. (Cayman Islands) ADR (a)	811
49	PDF Solutions, Inc. (a)	790
37	Photronics, Inc. (a)	550
31	Power Integrations, Inc. (a)	733
65	Rudolph Technologies, Inc. (a)	832
29	Saifun Semiconductors Ltd. (Israel) (a)	897
21	Semtech Corp. (a)	385
81	Silicon Image, Inc. (a)	733
58	Silicon Motion Technology, Corp. (Cayman Islands) ADR (a)	697
23	Standard Microsystems Corp. (a)	648
10	Supertex, Inc. (a)	451
23	Tessera Technologies, Inc. (a)	587
86	Trident Microsystems, Inc. (a)	1,548
25	Zoran Corp. (a)	408
		19,596
	Software — 7.1%
170	Borland Software Corp. (a)	1,113
12	Citrix Systems, Inc. (a)	348
22	Cognos, Inc. (Canada) (a)	759
60	Concur Technologies, Inc. (a)	773
54	Epicor Software Corp. (a)	769
21	Factset Research Systems, Inc.	879
17	Fair Isaac Corp.	769
47	Filenet Corp. (a)	1,212
14	Hyperion Solutions Corp. (a)	512
65	Informatica Corp. (a)	779
31	Jack Henry & Associates, Inc.	593
38	Jamdat Mobile, Inc. (a)	1,008
161	Micromuse, Inc. (a)	1,589
69	Progress Software Corp. (a)	1,944
53	Quest Software, Inc. (a)	767
16	Retalix Ltd. (Israel) (a)	387
47	RSA Security, Inc. (a)	526
55	Secure Computing Corp. (a)	669
18	Talx Corp.	823
20	THQ, Inc. (a)	465
73	TradeStation Group, Inc. (a)	909
11	Transaction Systems Architechs, Inc. (a)	322
70	Vasco Data Security International (a)	692
34	VeriFone Holdings, Inc. (a)	870
30	Verint Systems, Inc. (a)	1,044
		20,521

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Specialty Retail — 3.0%
12		Abercrombie & Fitch Co.	$764
41		Aeropostale, Inc. (a)	1,068
17		AnnTaylor Stores Corp. (a)	594
27		Chico's FAS, Inc. (a)	1,175
14		Children's Place Retail Stores, Inc. (The) (a)	680
31		Dick's Sporting Goods, Inc. (a)	1,029
12		DSW, Inc., Class A (a)	307
19		Guitar Center, Inc. (a)	945
16		Jos. A. Bank Clothiers, Inc. (a)	699
37		Petco Animal Supplies, Inc. (a)	810
20		Ross Stores, Inc.	581
3		Under Armour, Inc., Class A (a)	103
			8,755
		Textiles, Apparel & Luxury Goods — 1.4%
25		Charles & Colvard Ltd.	503
9		Maidenform Brands Inc. (a)	115
43		Phillips-Van Heusen	1,390
24		Volcom Inc. (a)	810
48		Warnaco Group, Inc. (The) (a)	1,270
			4,088
		Thrifts & Mortgage Finance — 0.4%
25		Bankunited Financial Corp., Class A	656
11		Harbor Bancshares, Inc.	404
—	(h)	New York Community Bancorp, Inc.	—	(h)
			1,060
		Transportation Infrastructure — 0.2%
19		American Commercial Lines, Inc. (a)	582
		Wireless Telecommunication Services — 0.4%
37		Alamosa Holdings, Inc. (a)	681
17		Syniverse Holdings, Inc. (a)	359
			1,040
		Total Common Stocks (Cost $229,291)	278,832
		Investment Company — 1.1%
50		iShares Russell 2000 Index Fund	3,341 (Cost $3,297)
		Total Long Term Investments (Cost $232,588)	282,173

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Short-Term Investments — 4.0%
	Discount Notes — 1.3%
$2,600	Federal Home Loan Bank 3.40%, 01/03/06	$2,599
1,200	Federal National Mortgage Association 3.50%, 01/03/06	1,200
		3,799
Shares
	Investment Company — 2.7%
7,857	JPMorgan Prime Money Market Fund (b)	7,857
	Total Short-Term Investments (Cost $11,656)	11,656
	Total Investments — 101.6% (Cost $244,244)	293,829
	Liabilities in excess of other assets — (1.6)%	(4,608)
	NET ASSETS — 100.0%	$289,221

Percentages indicated are based on net assets.

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — 97.6%
	Common Stocks — 97.1%
	Aerospace & Defense — 2.4%
8	AAR Corp. (a)	$182
10	Alliant Techsystems, Inc. (a)	748
9	Armor Holdings, Inc. (a)	384
15	Aviall, Inc. (a)	420
8	Curtiss-Wright Corp.	431
16	DRS Technologies, Inc.	818
19	EDO Corp.	505
27	Esterline Technologies Corp. (a)	993
6	Heico Corp.	150
13	Hexcel Corp. (a)	236
15	Kaman Corp., Class A	286
121	Moog, Inc., Class A (a)	3,435
9	Orbital Sciences Corp. (a)	119
5	Triumph Group, Inc. (a)	165
		8,872
	Airlines — 0.6%
16	Alaska Air Group, Inc. (a)	575
10	Continental Airlines, Inc., Class B (a)	221
31	ExpressJet Holdings, Inc. (a)	247
24	Mesa Air Group, Inc. (a)	247
7	Republic Airways Holdings, Inc. (a)	102
24	Skywest, Inc.	650
		2,042
	Auto Components — 0.6%
11	Aftermarket Technology Corp. (a)	214
6	American Axle & Manufacturing Holdings, Inc.	112
30	ArvinMeritor, Inc.	430
16	Hayes Lemmerz International, Inc. (a)	55
4	Keystone Automotive Industries, Inc. (a)	119
11	Modine Manufacturing Co.	349
10	Sauer-Danfoss, Inc.	194
5	Superior Industries International, Inc.	100
31	Tenneco Automotive, Inc. (a)	612
14	Visteon Corp. (a)	86
		2,271
	Automobiles — 0.5%
51	Winnebago Industries, Inc.	1,681
	Biotechnology — 0.7%
7	Alexion Pharmaceuticals, Inc. (a)	148
8	Applera Corp. - Celera Genomics Group (a)	89
11	Cytokinetics, Inc. (a)	70
11	Genelabs Technologies (a)	21

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Biotechnology — Continued
7	GTx, Inc. (a)	$56
4	Human Genome Sciences, Inc. (a)	33
6	Myogen, Inc. (a)	181
72	Serologicals Corp. (a)	1,420
6	Telik, Inc. (a)	107
2	United Therapeutics Corp. (a)	166
14	Vertex Pharmaceuticals, Inc. (a)	376
		2,667
	Building Products — 1.1%
12	Apogee Enterprises, Inc.	188
45	Griffon Corp. (a)	1,079
110	Jacuzzi Brands, Inc. (a)	920
22	Lennox International, Inc.	617
8	NCI Building Systems, Inc. (a)	323
15	Universal Forest Products, Inc.	851
3	Water Pik Technologies, Inc. (a)	71
		4,049
	Capital Markets — 3.7%
4	BKF Capital Group, Inc.	83
78	Eaton Vance Corp.	2,131
1	Greenhill & Co., Inc.	28
8	Investment Technology Group, Inc. (a)	277
94	Jefferies Group, Inc.	4,246
31	Knight Capital Group, Inc. Class A (a)	307
77	LaBranche & Co., Inc. (a)	775
3	Piper Jaffray Cos. (a)	117
3	QAD, Inc.	25
134	Raymond James Financial, Inc.	5,050
33	Technology Investment Capital Corp.	499
		13,538
	Chemicals — 2.7%
15	FMC Corp. (a)	798
2	Georgia Gulf Corp.	49
14	H.B. Fuller Co.	436
76	Headwaters, Inc. (a)	2,676
33	Hercules, Inc. (a)	376
5	Minerals Technologies, Inc.	285
10	NewMarket Corp. (a)	247
40	PolyOne Corp. (a)	256
59	Scotts Miracle-Gro Co. (The), Class A	2,646
18	Sensient Technologies Corp.	324
13	Terra Industries, Inc. (a)	75
53	Valspar Corp.	1,300
27	W.R. Grace & Co. (a)	252
17	Wellman, Inc.	116
		9,836

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Commercial Banks — 4.6%
5		Amcore Financial, Inc.	$149
3		AmericanWest Bancorp (a)	69
5		Ameris Bancorp	100
6		Associated Banc-Corp.	207
2		BancFirst Corp.	126
3		Bank of the Ozarks, Inc.	125
2		Banner Corp.	75
2		Capital Corp. of the West	53
—	(h)	Capital Crossing Bank (a)	13
5		Capitol Bancorp Ltd.	169
3		Cardinal Financial Corp.	29
5		Cathay General Bancorp, Class B	173
7		Central Pacific Financial Corp.	251
9		Chemical Financial Corp.	290
11		City Holding Co.	403
19		Colonial BancGroup, Inc. (The)	443
5		Columbia Banking System, Inc.	133
10		Community Bank System, Inc.	223
5		Community Trust Bancorp, Inc.	141
13		Cullen/Frost Bankers, Inc.	676
9		EuroBancshares, Inc. (a)	129
—	(h)	Financial Institutions, Inc.	4
11		First Bancorp	142
2		First Citizens BancShares, Inc., Class A	349
1		First Oak Brook Bancshares, Inc.	22
11		First Republic Bank	416
2		FNB Corp.	49
29		Gold Banc Corp., Inc.	528
1		Great Southern Bancorp, Inc.	14
14		Greater Bay Bancorp	351
48		Hanmi Financial Corp.	848
16		IBERIABANK Corp.	791
13		Independent Bank Corp. / MA	379
15		Independent Bank Corp. / MI	399
16		Irwin Financial Corp.	347
—	(h)	Lakeland Financial Corp.	4
—	(h)	MainSource Financial Group, Inc.	9
18		MB Financial, Inc.	628
4		MBT Financial Corp.	57
5		Mercantile Bank Corp.	190
11		Mid-State Bancshares	294
—	(h)	Nara Bancorp, Inc.	5
—	(h)	Old Second Bancorp, Inc.	6
43		Oriental Financial Group	535
29		Pacific Capital Bancorp	1,039

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Commercial Banks — Continued
—	(h)	Peoples Bancorp, Inc.	$12
1		PrivateBancorp, Inc.	52
6		Prosperity Bancshares, Inc.	175
8		Provident Bankshares Corp.	277
85		Republic Bancorp, Inc.	1,017
1		Republic Bancorp, Inc., Class A	22
—	(h)	Royal Bancshares of Pennsylvania (m)	7
1		Santander Bancorp	28
—	(h)	SCBT Financial Corp.	14
5		Security Bank Corp.	119
1		Sierra Bancorp	11
5		Simmons First National Corp., Class A	127
4		Southside Bancshares, Inc.	83
—	(h)	Southwest Bancorp, Inc.	4
16		Sterling Bancshares, Inc.	239
10		Sterling Financial Corp.	194
9		Summit Bancshares, Inc.	165
3		Sun Bancorp, Inc. (a)	53
2		SVB Financial Group (a)	70
5		Taylor Capital Group, Inc.	206
11		Texas Regional Bancshares, Inc.	300
4		TriCo Bancshares	82
30		UCBH Holdings, Inc.	541
13		Umpqua Holdings Corp.	377
3		Union Bankshares Corp.	112
9		United Bancshares, Inc.	331
25		West Coast Bancorp	656
2		Western Sierra Bancorp (a)	58
6		Yardville National Bancorp	191
—	(h)	Zions Bancorp	6
			16,912
		Commercial Services & Supplies — 3.5%
70		Administaff, Inc.	2,922
94		Allied Waste Industries, Inc. (a)	822
19		Angelica Corp.	316
2		Banta Corp.	80
16		CBIZ Inc. (a)	93
7		Consolidated Graphics, Inc. (a)	353
—	(h)	CRA International, Inc. (a)	19
5		Electro Rent Corp. (a)	67
4		Ennis, Inc.	71
10		Geo Group, Inc. (The) (a)	234
8		HealthTronics, Inc. (a)	60
128		IKON Office Solutions, Inc.	1,334
10		Interpool, Inc.	196

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Commercial Services & Supplies — Continued
9		John H. Harland Co.	$338
17		Kelly Services, Inc., Class A	454
20		McGrath Rentcorp	547
3		NCO Group, Inc. (a)	46
40		School Specialty, Inc. (a)	1,461
2		SOURCECORP, Inc. (a)	48
26		Spherion Corp. (a)	264
5		Strayer Education, Inc.	485
20		Team, Inc. (a)	417
19		TeleTech Holdings, Inc. (a)	230
1		Tetra Tech, Inc. (a)	17
19		United Rentals, Inc. (a)	449
9		United Stationers, Inc. (a)	432
—	(h)	Vertrue, Inc. (a)	14
9		Viad Corp.	267
—	(h)	Volt Information Sciences, Inc. (a)	8
20		Waste Connections, Inc. (a)	674
			12,718
		Communications Equipment — 1.0%
60		Ariba, Inc. (a)	444
8		Arris Group, Inc. (a)	77
5		Audiovox Corp. (a)	65
5		Bel Fuse, Inc., Class B	156
6		Black Box Corp.	289
6		C-COR, Inc. (a)	29
160		CIENA Corp. (a)	476
12		CommScope, Inc. (a)	234
7		Ditech Communications Corp. (a)	58
3		F5 Networks, Inc. (a)	186
36		Finisar Corp. (a)	76
11		Inter-Tel, Inc.	223
8		MRV Communications, Inc. (a)	16
7		Netgear, Inc. (a)	143
31		Powerwave Technologies, Inc. (a)	387
7		Redback Networks, Inc. (a)	98
5		SafeNet, Inc. (a)	175
27		Sonus Networks, Inc. (a)	101
15		Sycamore Networks, Inc. (a)	65
5		Tekelec (a)	65
49		Utstarcom, Inc. (a)	396
			3,759
		Computers & Peripherals — 1.6%
24		Adaptec, Inc. (a)	140
67		Brocade Communications Systems, Inc. (a)	271
7		Electronics for Imaging, Inc. (a)	181

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Computers & Peripherals — Continued
22	Gateway, Inc. (a)	$55
11	Hutchinson Technology, Inc. (a)	307
4	Hypercom Corp. (a)	28
14	Imation Corp.	654
29	Intergraph Corp. (a)	1,445
51	Komag, Inc. (a)	1,778
27	McData Corp., Class A (a)	104
8	Palm, Inc. (a)	264
96	Quantum Corp. (a)	294
9	Synaptics, Inc. (a)	224
		5,745
	Construction & Engineering — 1.1%
12	Dycom Industries, Inc. (a)	265
2	EMCOR Group, Inc. (a)	108
12	MasTec, Inc. (a)	128
82	URS Corp. (a)	3,077
8	Washington Group International, Inc.	413
		3,991
	Construction Materials — 0.2%
4	Ameron International Corp.	173
4	Eagle Materials, Inc.	441
22	U.S. Concrete, Inc. (a)	208
		822
	Consumer Finance — 1.6%
16	ACE Cash Express, Inc. (a)	380
11	Advanta Corp., Class B	344
81	AmeriCredit Corp. (a)	2,066
27	Cash America International, Inc.	621
30	CompuCredit Corp. (a)	1,166
4	Student Loan Corp.	858
20	World Acceptance Corp. (a)	561
		5,996
	Containers & Packaging — 0.5%
13	Chesapeake Corp.	216
5	Greif, Inc., Class A	351
12	Rock-Tenn Co., Class A	166
31	Silgan Holdings, Inc.	1,131
		1,864
	Diversified Financial Services — 0.3%
1	eSpeed, Inc., Class A (a)	4
15	Financial Federal Corp.	679
16	GATX Corp.	563
		1,246

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Diversified Telecommunication Services — 0.6%
16	Broadwing Corp. (a)	$96
115	Cincinnati Bell, Inc. (a)	405
3	Commonwealth Telephone Enterprises, Inc.	111
21	CT Communications, Inc.	254
11	General Communication, Inc., Class A (a)	114
150	Level 3 Communications, Inc. (a)	429
5	North Pittsburgh Systems, Inc.	85
60	Premiere Global Services, Inc. (a)	491
11	Talk America Holdings, Inc. (a)	95
18	Time Warner Telecom, Inc., Class A (a)	176
		2,256
	Electric Utilities — 1.7%
8	Black Hills Corp.	284
5	CH Energy Group, Inc.	248
15	Cleco Corp.	317
24	El Paso Electric Co. (a)	501
8	Idacorp, Inc.	220
28	Pike Electric Corp. (a)	458
118	PNM Resources, Inc.	2,891
2	UIL Holdings Corp.	87
29	Unisource Energy Corp.	917
17	Westar Energy, Inc.	356
		6,279
	Electrical Equipment — 0.5%
21	A.O. Smith Corp.	751
11	Acuity Brands, Inc.	343
10	Encore Wire Corp. (a)	218
11	General Cable Corp. (a)	225
3	Genlyte Group, Inc. (a)	161
6	Regal-Beloit Corp.	195
		1,893
	Electronic Equipment & Instruments — 2.3%
18	Agilysis, Inc.	321
7	Anixter International, Inc.	266
10	Bell Microproducts, Inc. (a)	79
10	Benchmark Electronics, Inc. (a)	348
25	Brightpoint, Inc. (a)	692
112	Checkpoint Systems, Inc. (a)	2,751
16	CTS Corp.	172
5	Electro Scientific Industries, Inc. (a)	114
129	Flir Systems, Inc. (a)	2,878
1	Global Imaging Systems, Inc. (a)	24
5	MTS Systems Corp.	159
14	Newport Corp. (a)	190

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Electronic Equipment & Instruments — Continued
2	Paxar Corp. (a)	$47
5	Radisys Corp. (a)	85
49	Sanmina-SCI Corp. (a)	208
2	SYNNEX Corp. (a)	24
6	Sypris Solutions, Inc.	60
4	TTM Technologies, Inc. (a)	41
		8,459
	Energy Equipment & Services — 2.2%
4	Cal Dive International, Inc. (a)	158
12	Global Industries Ltd. (a)	141
6	Hanover Compressor Co. (a)	83
5	Lone Star Technologies, Inc. (a)	243
16	Maverick Tube Corp. (a)	638
6	NS Group, Inc. (a)	268
47	Oceaneering International, Inc. (a)	2,340
6	Offshore Logistics, Inc. (a)	184
43	Oil States International, Inc. (a)	1,353
5	RPC, Inc.	130
24	TODCO, Class A (a)	929
34	Universal Compression Holdings, Inc. (a)	1,377
8	Veritas DGC, Inc. (a)	280
		8,124
	Food & Staples Retailing — 0.4%
6	Casey's General Stores, Inc.	136
7	Great Atlantic & Pacific Tea Co., Inc. (a)	235
16	Nash Finch Co.	395
3	Pantry, Inc. (The) (a)	146
11	Pathmark Stores, Inc. (a)	106
21	Ruddick Corp.	455
11	Smart & Final, Inc. (a)	138
		1,611
	Food Products — 1.1%
26	Chiquita Brands International, Inc.	516
45	Corn Products International, Inc.	1,075
7	Flowers Foods, Inc.	199
4	Gold Kist, Inc. (a)	52
2	J & J Snack Foods Corp.	137
12	Ralcorp Holdings, Inc. (a)	467
46	Sanderson Farms, Inc.	1,414
		3,860
	Gas Utilities — 0.8%
16	New Jersey Resources Corp.	678
12	Nicor, Inc.	472
9	Northwest Natural Gas Co.	301
24	South Jersey Industries, Inc.	708

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Gas Utilities — Continued
26		Southwest Gas Corp.	$673
			2,832
		Health Care Equipment & Supplies — 1.4%
6		Analogic Corp.	263
6		Bio-Rad Laboratories, Inc., Class A (a)	393
10		Conmed Corp. (a)	246
64		Cooper Cos., Inc. (The)	3,288
2		ICU Medical, Inc. (a)	59
22		Invacare Corp.	702
4		Neurometrix, Inc. (a)	115
5		Steris Corp.	135
—	(h)	SurModics, Inc. (a)	7
3		Viasys Healthcare, Inc. (a)	82
			5,290
		Health Care Providers & Services — 5.7%
8		Alderwoods Group, Inc. (a)	132
10		Alliance Imaging, Inc. (a)	59
69		American Healthways, Inc. (a)	3,136
70		AMERIGROUP Corp. (a)	1,354
6		Computer Programs & Systems, Inc.	249
83		Covance, Inc. (a)	4,030
—	(h)	Coventry Health Care, Inc. (a)	-	(h)
6		Gentiva Health Services, Inc. (a)	83
23		Healthcare Services Group, Inc.	479
49		Healthsouth Corp. (a)	236
12		Kindred Healthcare, Inc. (a)	301
3		LCA-Vision, Inc.	147
3		Magellan Health Services, Inc. (a)	104
14		Pediatrix Medical Group, Inc. (a)	1,225
17		Per-Se Technologies, Inc. (a)	406
92		Pharmaceutical Product Development, Inc.	5,712
14		PSS World Medical, Inc. (a)	205
4		Res-Care, Inc. (a)	63
46		Stewart Enterprises, Inc.	250
68		Sunrise Senior Living, Inc. (a)	2,292
13		Triad Hospitals, Inc. (a)	512
			20,975
		Hotels, Restaurants & Leisure — 2.0%
7		Ameristar Casinos, Inc.	150
5		Aztar Corp. (a)	146
—	(h)	Bob Evans Farms, Inc.	2
12		Brinker International, Inc.	445
61		CEC Entertainment, Inc. (a)	2,082
5		Isle of Capri Casinos, Inc. (a)	117

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Hotels, Restaurants & Leisure — Continued
14		Jack in the Box, Inc. (a)	$485
22		Landry's Restaurants, Inc.	598
6		Luby's, Inc. (a)	84
7		O'Charley's, Inc. (a)	107
4		Papa John's International, Inc. (a)	225
1		Ryan's Restaurant Group, Inc. (a)	6
14		Six Flags, Inc. (a)	109
77		Sonic Corp. (a)	2,261
39		Triarc Cos., Inc., Class B	585
			7,402
		Household Durables — 5.2%
7		Blyth, Inc.	147
—	(h)	Furniture Brands International, Inc.	9
28		Harman International Industries, Inc.	2,749
74		Hovnanian Enterprises, Inc., Class A (a)	3,693
11		Kimball International, Inc., Class B	118
7		Levitt Corp., Class A	163
64		Meritage Homes Corp. (a)	4,052
82		Snap-On, Inc.	3,069
79		Standard-Pacific Corp.	2,900
19		Technical Olympic USA, Inc.	403
27		Tupperware Corp.	605
35		WCI Communities, Inc. (a)	940
2		William Lyon Homes, Inc. (a)	232
			19,080
		Industrial Conglomerates — 0.2%
13		Walter Industries, Inc.	646
		Insurance — 8.3%
131		American Equity Investment Life Holding Co.	1,704
2		American Physicians Capital, Inc. (a)	92
13		Argonaut Group, Inc. (a)	429
—	(h)	Baldwin & Lyons, Inc., Class B	9
4		Clark, Inc.	54
51		Commerce Group, Inc.	2,898
75		Delphi Financial Group, Inc.	3,473
5		Direct General Corp.	91
24		HCC Insurance Holdings, Inc.	706
18		Hilb, Rogal & Hobbs Co.	708
7		Infinity Property & Casualty Corp.	257
37		LandAmerica Financial Group, Inc.	2,321
5		Midland Co. (The)	177
—	(h)	Nationwide Financial Services, Inc.	13
—	(h)	Navigators Group, Inc. (a)	13
61		Ohio Casualty Corp.	1,737
73		Philadelphia Consolidated Holding Co. (a)	7,058
6		Phoenix Cos., Inc. (The)	76
52		PMA Capital Corp., Class A (a)	478

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Insurance — Continued
1		ProAssurance Corp. (a)	$24
19		Protective Life Corp.	840
4		RLI Corp.	220
9		Safety Insurance Group, Inc.	376
9		Selective Insurance Group	494
4		State Auto Financial Corp.	160
30		Stewart Information Services Corp.	1,455
28		UICI	991
58		United Fire & Casualty Co.	2,341
4		Universal American Financial Corp. (a)	56
22		Zenith National Insurance Corp.	1,001
			30,252
		Internet & Catalog Retail — 0.1%
6		Insight Enterprises, Inc. (a)	110
13		Systemax, Inc. (a)	80
			190
		Internet Software & Services — 0.3%
3		aQuantive, Inc. (a)	68
4		AsiaInfo Holdings, Inc. (China) (a)	14
15		EarthLink, Inc. (a)	170
4		Infospace, Inc. (a)	103
—	(h)	Internet Security Systems (a)	6
10		Interwoven, Inc. (a)	87
8		Ipass, Inc. (a)	54
4		Stellent, Inc. (a)	42
18		United Online, Inc.	250
15		Vignette Corp. (a)	246
			1,040
		IT Services — 1.7%
64		BearingPoint, Inc. (a)	502
18		Ciber, Inc. (a)	117
11		Covansys Corp. (a)	151
15		Gartner, Inc., Class A (a)	197
91		Global Payments, Inc.	4,223
3		infoUSA, Inc. (a)	28
5		ManTech International Corp., Class A (a)	134
2		MAXIMUS, Inc.	59
21		Perot Systems Corp., Class A (a)	294
3		Startek, Inc.	49
9		Sykes Enterprises, Inc. (a)	123
37		Tyler Technologies, Inc. (a)	322
			6,199
		Leisure Equipment & Products — 0.3%
9		JAKKS Pacific, Inc. (a)	184
48		K2, Inc. (a)	482
8		RC2 Corp. (a)	267

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Leisure Equipment & Products — Continued
6		Steinway Musical Instruments, Inc. (a)	$153
			1,086
		Machinery — 3.4%
5		Actuant Corp., Class A	285
62		AGCO Corp. (a)	1,026
2		Alamo Group, Inc.	41
3		Astec Industries, Inc. (a)	91
15		Barnes Group, Inc.	495
19		Briggs & Stratton Corp.	740
42		Bucyrus International, Inc.	2,198
5		Cascade Corp.	249
6		CIRCOR International, Inc.	144
7		EnPro Industries, Inc. (a)	194
3		ESCO Technologies, Inc. (a)	129
5		Flowserve Corp. (a)	214
—	(h)	Gardner Denver, Inc. (a)	5
3		Gehl Co. (a)	71
4		Greenbrier Cos., Inc.	119
21		Harsco Corp.	1,445
35		JLG Industries, Inc.	1,589
—	(h)	Kadant, Inc. (a)	7
11		Kennametal, Inc.	536
2		NACCO Industries, Inc., Class A	269
17		Nordson Corp.	696
10		Reliance Steel & Aluminum Co.	629
5		Tecumseh Products Co., Class A	103
11		Toro Co.	490
15		Valmont Industries, Inc.	512
8		Watts Water Technologies, Inc., Class A	230
			12,507
		Marine — 0.0% (g)
2		Kirby Corp. (a)	94
		Media — 1.1%
1		4Kids Entertainment, Inc. (a)	11
2		Arbitron, Inc.	68
4		Carmike Cinemas, Inc.	89
119		Charter Communications, Inc., Class A (a)	146
17		Journal Communications, Inc., Class A	238
5		Journal Register Co.	81
19		Lodgenet Entertainment Corp. (a)	266
3		Media General, Inc., Class A	162
13		Mediacom Communications Corp., Class A (a)	71
36		Primedia, Inc. (a)	58
—	(h)	ProQuest Co. (a)	11
52		Radio One, Inc., Class D (a)	537
5		Saga Communications, Inc., Class A (a)	53
75		Scholastic Corp. (a)	2,127

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Media — Continued
3	Sinclair Broadcast Group, Inc., Class A	$31
5	Valassis Communications, Inc. (a)	143
		4,092
	Metals & Mining — 1.1%
3	Carpenter Technology Corp.	197
11	Century Aluminum Co. (a)	284
8	Chaparral Steel Co. (a)	230
23	Commercial Metals Co.	878
13	NN, Inc.	134
12	Oregon Steel Mills, Inc. (a)	359
20	Quanex Corp.	1,009
3	Ryerson Tull, Inc.	83
4	Schnitzer Steel Industries, Inc.	135
15	Steel Dynamics, Inc.	547
		3,856
	Multi-Utilities — 0.8%
8	Avista Corp.	136
68	Oneok, Inc.	1,816
77	Sierra Pacific Resources (a)	999
		2,951
	Oil, Gas & Consumable Fuels — 5.4%
29	Arlington Tankers Ltd. (Bermuda)	632
2	Berry Petroleum Co., Class A	86
107	Cabot Oil & Gas Corp.	4,814
4	Callon Petroleum Co. (a)	67
51	Cimarex Energy Co. (a)	2,186
12	Comstock Resources, Inc. (a)	351
25	Energy Partners Ltd. (a)	545
3	Giant Industries, Inc. (a)	146
8	GMX Resources, Inc. (a)	277
37	Harvest Natural Resources, Inc. (a)	328
10	Holly Corp.	601
70	Houston Exploration Co. (a)	3,685
20	PetroHawk Energy Corp. (a)	268
2	Remington Oil & Gas Corp. (a)	73
28	Southwestern Energy Co. (a)	998
4	St. Mary Land & Exploration Co.	136
16	Stone Energy Corp. (a)	729
68	Swift Energy Co. (a)	3,078
15	Whiting Petroleum Corp. (a)	583
		19,583
	Paper & Forest Products — 0.1%
13	Schweitzer-Mauduit International, Inc.	312
12	Wausau-Mosinee Paper Corp.	141
		453

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Pharmaceuticals — 0.4%
9	Adolor Corp. (a)	$133
8	Alpharma, Inc., Class A	234
8	AtheroGenics, Inc. (a)	165
75	AVANIR Pharmaceuticals, Class A (a)	259
8	Barr Pharmaceuticals, Inc. (a)	470
19	Cypress Bioscience, Inc. (a)	111
6	Perrigo Co.	88
5	Valeant Pharmaceuticals International	88
		1,548
	Real Estate — 7.1%
63	American Home Mortgage Investment Corp. REIT	2,036
54	Anthracite Capital, Inc., REIT	572
115	Anworth Mortgage Asset Corp. REIT	840
48	Ashford Hospitality Trust, Inc.	503
6	Boykin Lodging Co. REIT (a)	68
5	Capital Trust, Inc., Class A REIT (m)	138
37	CarrAmerica Realty Corp. REIT	1,295
8	CB Richard Ellis Group, Inc., Class A (a)	452
35	Entertainment Properties Trust REIT	1,406
39	Equity Inns, Inc. REIT	524
5	Extra Space Storage, Inc., REIT	75
23	FelCor Lodging Trust, Inc. REIT	387
5	First Potomac Realty Trust REIT (m)	120
11	Glenborough Realty Trust, Inc. REIT	197
16	Government Properties Trust, Inc. REIT	149
15	Healthcare Realty Trust, Inc. REIT	507
36	Highland Hospitality Corp. REIT	402
48	Impac Mortgage Holdings, Inc. REIT	452
44	Innkeepers USA Trust REIT	701
7	Jones Lang LaSalle, Inc.	327
19	Kilroy Realty Corp. REIT	1,170
11	LaSalle Hotel Properties REIT	400
56	Lexington Corporate Properties Trust REIT	1,189
11	LTC Properties, Inc. REIT	240
7	Maguire Properties, Inc. REIT	219
69	Meristar Hospitality Corp. REIT (a)	645
117	MFA Mortgage Investments, Inc. REIT	667
29	Mid-America Apartment Communities, Inc. REIT	1,387
26	National Health Investors, Inc. REIT	670
5	Novastar Financial, Inc. REIT	143
6	Parkway Properties, Inc. REIT	253
26	Pennsylvania Real Estate Investment Trust REIT	964
17	Post Properties, Inc. REIT	679
25	RAIT Investment Trust REIT	638
24	Redwood Trust, Inc. REIT	984

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Real Estate — Continued
13	Saul Centers, Inc. REIT	$455
27	Senior Housing Properties Trust REIT	455
29	SL Green Realty Corp. REIT	2,246
26	Sunstone Hotel Investors, Inc. REIT	680
8	Taubman Centers, Inc. REIT	271
1	Urstadt Biddle Properties, Inc., Class A REIT	18
8	Ventas, Inc. REIT	263
		25,787
	Road & Rail — 1.5%
13	Amerco, Inc. (a)	933
3	Arkansas Best Corp.	140
7	Covenant Transport, Inc., Class A (a)	94
31	Dollar Thrifty Automotive Group, Inc. (a)	1,114
41	Genesee & Wyoming, Inc., Class A (a)	1,548
11	Landstar System, Inc.	440
2	Marten Transport Ltd. (a)	33
21	RailAmerica, Inc. (a)	225
14	SCS Transportation, Inc. (a)	291
26	Sirva, Inc. (a)	205
8	U.S. Xpress Enterprises, Inc., Class A (a)	134
18	Werner Enterprises, Inc.	348
		5,505
	Semiconductors & Semiconductor Equipment — 1.7%
10	Actel Corp. (a)	127
6	AMIS Holdings, Inc. (a)	67
8	Amkor Technology, Inc. (a)	47
45	Applied Micro Circuits Corp. (a)	114
24	Asyst Technologies, Inc. (a)	139
38	Atmel Corp. (a)	116
10	ATMI, Inc. (a)	290
21	Axcelis Technologies, Inc. (a)	100
4	Cabot Microelectronics Corp. (a)	111
15	Cirrus Logic, Inc. (a)	99
7	Cohu, Inc.	158
21	Credence Systems Corp. (a)	147
6	DSP Group, Inc. (a)	158
5	Emulex Corp. (a)	101
49	Entegris, Inc. (a)	457
13	Exar Corp. (a)	163
27	Fairchild Semiconductor International, Inc. (a)	450
7	Genesis Microchip, Inc. (a)	134
144	Integrated Device Technology, Inc. (a)	1,895
8	Integrated Silicon Solutions, Inc. (a)	50
11	Kulicke & Soffa Industries, Inc. (a)	96
17	Lattice Semiconductor Corp. (a)	73

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
12	MKS Instruments, Inc. (a)	$208
17	ON Semiconductor Corp. (a)	95
3	Pericom Semiconductor Corp. (a)	27
8	Photronics, Inc. (a)	125
36	RF Micro Devices, Inc. (a)	193
9	Silicon Storage Technology, Inc. (a)	43
14	Skyworks Solutions, Inc. (a)	72
7	Standard Microsystems Corp. (a)	187
14	Vitesse Semiconductor Corp. (a)	26
		6,068
	Software — 0.4%
7	JDA Software Group, Inc. (a)	114
10	Magma Design Automation, Inc. (a)	85
6	NetIQ Corp. (a)	71
42	Parametric Technology Corp. (a)	256
4	Phoenix Technologies Ltd. (a)	25
7	Progress Software Corp. (a)	205
16	Reynolds & Reynolds Co. (The)	435
2	SPSS, Inc. (a)	47
3	Talx Corp.	146
9	THQ, Inc. (a)	212
		1,596
	Specialty Retail — 3.0%
16	Aaron Rents, Inc.	338
28	Asbury Automotive Group, Inc. (a)	464
4	Build-A-Bear Workshop, Inc. (a)	104
4	Building Material Holding Corp.	259
2	Burlington Coat Factory Warehouse Corp.	97
83	Charming Shoppes, Inc. (a)	1,101
105	CSK Auto Corp. (a)	1,580
13	Dress Barn, Inc. (a)	486
6	Genesco, Inc. (a)	217
7	Jo-Ann Stores, Inc. (a)	88
30	Lithia Motors, Inc., Class A	950
13	Monro Muffler, Inc.	396
1	Movie Gallery, Inc.	4
11	Payless Shoesource, Inc. (a)	286
15	Regis Corp.	587
17	Rent-Way, Inc. (a)	109
3	Sonic Automotive, Inc.	62
2	Sports Authority, Inc. (The) (a)	48
14	Stage Stores, Inc.	429
112	Stein Mart, Inc.	2,033
18	Too, Inc. (a)	508

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares	Security Description	Value
	Long-Term Investments — Continued
	Specialty Retail — Continued
16	United Auto Group, Inc.	$603
7	Zale Corp. (a)	171
		10,920
	Textiles, Apparel & Luxury Goods — 1.7%
6	Brown Shoe Co., Inc.	271
29	Kellwood Co.	683
5	Kenneth Cole Productions, Inc., Class A	138
5	Movado Group, Inc.	97
1	Oxford Industries, Inc.	60
19	Perry Ellis International, Inc. (a)	369
113	Phillips-Van Heusen	3,668
15	Quiksilver, Inc. (a)	209
6	Russell Corp.	86
13	Skechers U.S.A., Inc., Class A (a)	204
7	Unifirst Corp.	211
11	Warnaco Group, Inc. (The) (a)	291
		6,287
	Thrifts & Mortgage Finance — 5.0%
73	Accredited Home Lenders Holding Co. (a)	3,614
33	Astoria Financial Corp.	966
21	BankAtlantic Bancorp, Inc., Class A	298
54	Bankunited Financial Corp., Class A	1,438
10	CharterMac	203
1	Commercial Capital Bancorp, Inc.	13
23	Corus Bankshares, Inc.	1,306
10	Dime Community Bancshares	151
13	Doral Financial Corp.	134
3	Federal Agricultural Mortgage Corp., Class C	75
3	First Financial Holdings, Inc.	89
40	First Niagara Financial Group, Inc.	584
7	First Place Financial Corp.	156
14	FirstFed Financial Corp. (a)	785
103	Flagstar Bancorp, Inc.	1,476
83	Fremont General Corp.	1,930
30	Gibraltar Industries, Inc.	696
2	ITLA Capital Corp. (a)	88
26	MAF Bancorp, Inc.	1,055
2	NASB Financial, Inc.	63
12	Ocwen Financial Corp. (a)	102
19	Partners Trust Financial Group, Inc.	234
45	R&G Financial Corp., Class B	592
31	Sterling Financial Corp.	764
8	TierOne Corp.	235
23	United Community Financial Corp.	271
27	W Holding Co., Inc.	224
10	WSFS Financial Corp.	625
		18,167

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

As of December 31, 2005
(Amounts in thousands)

Shares		Security Description	Value
		Long-Term Investments — Continued
		Tobacco — 0.3%
31		Alliance One International, Inc.	122
20		Universal Corp.	876
			998
		Trading Companies & Distributors — 1.9%
45		Applied Industrial Technologies, Inc.	$1,523
90		Watsco, Inc.	5,381
			6,904
		Water Utilities — 0.0% (g)
-	(h)	American States Water Co.	13
-	(h)	California Water Service Group	15
			28
		Wireless Telecommunication Services — 0.7%
80		American Tower Corp., Class A (a)	2,171
10		Centennial Communications Corp. (a)	155
40		Dobson Communications Corp. (a)	296
			2,622
		Total Common Stocks (Cost $275,216)	355,449
		Investment Company — 0.5%
26		iShares Russell 2000 Value Index Trust (Cost $1,701)	1,725
		Total Long-Term Investments (Cost $276,917)	357,174
		Short-Term Investments — 2.4%
		Investment Company — 2.2%
8,113		JPMorgan Prime Money Market Fund (b)	8,113
Principal Amount
		U.S. Treasury Notes — 0.2%
$695		U.S. Treasury Notes 2.88%, 11/30/06 (k)	686
		Total Short-Term Investments (Cost $8,799)	8,799
		Total Investments — 100.0% (Cost $285,716)	$365,973
		Liabilities in Excess of Other Assets — (0.0)% (g)	(98)
		NET ASSETS — 100.0%	$365,875

Percentages indicated are based on net assets.

See notes to financial statements.

JPMorgan Multi-Manager Small Cap Value Fund

Schedule of Portfolio Investments (continued)

Futures Contracts

(Amounts in thousands, except number of contracts)

Number of Contracts	Description	Expiration Date	Notional Value at 12/31/05 (USD)	Unrealized depreciation
	Long Futures Outstanding
11	Russell 2000 Index	March, 2006	$3,731	$(61)

Abbreviations:

(a)  — Non-income producing security.

(b)  — Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

(g)  — Amount rounds to less than 0.1%.

(h)  — Amount rounds to less than one thousand.

(k)  — Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)  — All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR  — American Depositary Receipt

REIT  — Real Estate Investment Trust

See notes to financial statements.

JPMorgan Funds

Statements of Assets and Liabilities

December 31, 2005

(Amounts in thousands, except per share amounts)

	Multi-Manager Small Cap Growth	Multi-Manager Small Cap Value
ASSETS:
Investments in non-affiliates, at value	$285,972	$357,860
Investments in affiliates, at value	7,857	8,113
Total investment securities, at value	293,829	365,973
Cash	369	2
Receivables:
Investment securities sold	866	71
Fund shares sold	580	579
Interest and dividends	76	407
Total assets	295,720	367,032
LIABILITIES:
Payables:
Investment securities purchased	6,020	633
Fund shares redeemed	39	35
Variation margin on futures contracts	–	10
Accrued liabilities:
Investment advisory fees	208	291
Administration fees	25	34
Shareholder servicing fees	62	82
Custodian and accounting fees	20	–
Trustees' fees	1	–	(a)
Other	124	72
Total liabilities	6,499	1,157
NET ASSETS	$289,221	$365,875
NET ASSETS:
Paid in capital	$237,792	$283,878
Accumulated undistributed (distributions in excess of) net investment income	10	18
Accumulated net realized gains (losses) from investments and futures	1,834	1,783
Net unrealized appreciation (depreciation) from investments and futures	49,585	80,196
Total Net Assets	$289,221	$365,875
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
($0.001 par value; unlimited number of shares authorized):	19,468	21,644
Net asset value, redemption and offering price per share	$14.86	$16.90
Cost of investments	$244,244	$285,716

(a)  Amount rounds to less than $1,000.

See notes to financial statements.

JPMorgan Funds

Statements of Operations

For the year ended December 31, 2005

(Amounts in thousands)

	Multi-Manager Small Cap Growth	Multi-Manager Small Cap Value
INVESTMENT INCOME:
Dividend income	$1,041	$4,478
Dividend income from affiliates (a)	223	423
Interest income	6	8
Foreign taxes withheld	– (b)	(4)
Total investment income	1,270	4,905
EXPENSES:
Investment advisory fees	2,312	3,288
Administration fees	305	432
Shareholder servicing fees	680	966
Custodian and accounting fees	79	80
Professional fees	148	124
Trustees' fees	17	25
Printing and mailing costs	23	24
Registration and filing fees	46	51
Transfer agent fees	68	76
Other	113	122
Total expenses	3,791	5,188
Less amounts waived	(20)	–
Less earnings credits	(1)	(2)
Net expenses	3,770	5,186
Net investment income (loss)	(2,500)	(281)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$16,471	$43,252
Futures	–	(18)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,890)	(15,979)
Futures	–	(162)
Net realized/unrealized gains (losses)	13,581	27,093
Change in net assets resulting from operations	$11,081	$26,812
(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees.	$24	$24
(b) Amount rounds to less than $1,000.

See notes to financial statements.

See notes to financial statements.

JPMorgan Funds

Statement of Changes in Net Assets

(Amount in thousands)

	Multi Manager Small Cap Growth		Multi Manager Small Cap Value
	Year Ended		Year Ended
	12/31/05	12/31/04	12/31/05	12/31/04
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(2,500)	$(2,725)	$(281)	$(958)
Net realized gain (loss) on investments and futures	16,471	6,117	43,234	19,451
Change in net unrealized appreciation (depreciation) of investments and futures	(2,890)	17,856	(16,141)	44,144
Change in net assets resulting from operations	11,081	21,248	26,812	62,637
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(17,009)	(3,750)	(45,186)	(16,590)
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS
Proceeds from shares issued	76,176	147,378	89,972	194,785
Dividends reinvested	6,072	1,627	16,881	7,104
Cost of shares redeemed	(78,243)	(76,009)	(110,906)	(75,053)
Change in net assets from capital transactions	4,005	72,996	(4,053)	126,836
NET ASSETS
Change in net assets	(1,923)	90,494	(22,427)	172,883
Beginning of period	291,144	200,650	388,302	215,419
End of period	$289,221	$291,144	$365,875	$388,302
Accumulated undistributed (distributions in excess of) net investment income	$10	$11	$18	$35
SHARE TRANSACTIONS
Issued	5,141	10,323	5,028	12,032
Reinvested	405	126	977	413
Redeemed	(5,334)	(5,376)	(6,129)	(4,598)
Change in shares	212	5,073	(124)	7,847

JPMorgan Funds

See notes to financial statements.

Financial Highlights

	Multi-Manager Small Cap Growth Fund					Multi-Manager Small Cap Value Fund
PER SHARE OPERATING PERFORMANCE:	Year Ended 12/31/05	Year Ended 12/31/04		2/28/03 (a) 12/31/03		Year Ended 12/31/05	Year Ended 12/31/04		2/28/03 (a) 12/31/03
Net asset value, beginning of period	$15.12	$14.15		$10.00		$17.84	$15.47		$10.00
Investment operations:
Net investment income (loss)	(0.13)	(0.16	)(b)	(0.11	)(b)	(0.01)	(0.05	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	0.79	1.33		4.86		1.26	3.20		5.81
Total from investment operations	0.66	1.17		4.75		1.25	3.15		5.79
Distributions:
Net realized gains	(0.92)	(0.20)		(0.60)		(2.19)	(0.78)		(0.32)
Net asset value, end of period	$14.86	$15.12		$14.15		$16.90	$17.84		$15.47
TOTAL RETURN (c)(e)	4.38%	8.48%		47.78%		6.87%	20.61%		58.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (thousands)	$289,221	$291,144		$200,650		$365,875	$388,302		$215,419
RATIOS TO AVERAGE NET ASSETS (d):
Net expenses	1.39%	1.40%		1.40%		1.34%	1.40%		1.40%
Net investment income (loss)	(0.92%)	(1.10%)		(1.02%)		(0.07%)	(0.32%)		(0.21%)
Expenses without waivers reimbursements and earnings credits	1.40%	1.41%		1.56%		1.34%	1.41%		1.58%
PORTFOLIO TURNOVER RATE (c)	132%	170%		138%		113%	46%		34%

  (a)  Commencement of operations

  (b)  Calculated based upon average shares outstanding

  (c)  Not annualized for periods less than one year

  (d)  Annualized for periods less than one year

  (e)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

JPMorgan Funds

Notes to Financial Statements

1. Organization

JPMorgan Multi-Manager Small Cap Growth Fund and JPMorgan Multi-Manager Small Cap Value Fund (collectively, the "Funds") are series of JPMorgan Fleming Series Trust (the "Trust"), which was organized on December 24, 2002, as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing

JPMorgan Funds

Notes to Financial Statements (continued)

the quotations of an independent pricing service, unless a Fund's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2005, Multi-Manager Small Cap Value Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

JPMorgan Funds

Notes to Financial Statements (continued)

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to a Fund are charged directly to that Fund while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
Multi-Manager Small Cap Growth Fund	$(2,507)	$2,499	$8
Multi-Manager Small Cap Value Fund	2	264	(266)

The reclassification for the Funds relates primarily to the character for tax purposes of current year net operating losses and distributions received from investments in REITs.

JPMorgan Funds

Notes to Financial Statements (continued)

3. Fees and Other Transactions with Affiliates

A. Advisory Fees — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor allocates portions of the Funds' assets to sub-advisors and is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.85% based on each Fund's respective average daily net assets.

On May 20, 2005, shareholders of the Multi-Manager Small Cap Growth Fund approved a sub-advisory agreement by and between the Advisor and BlackRock Advisor, Inc. ("BlackRock").

BlackRock, J.&W. Seligman and Co. Incorporated ("Seligman"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Oberweis Asset Management, Inc. ("Oberweis") are the subadvisors for the Multi-Manager Small Cap Growth Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the assets of the Multi-Manager Small Cap Growth Fund among BlackRock, Seligman, UBS Global AM and Oberweis is determined by the Advisor, subject to the review of the Board of Trustees. At December 31, 2005, the allocation of assets was 23%, 20%, 30%, and 27%, respectively. The Advisor, not the Fund, will pay the subadvisers at an annual rate of 0.55% of the average daily allocated net assets for their services.

On October 14, 2005, shareholders of the Multi-Manager Small Cap Value Fund approved sub-advisory agreements by and between the Advisor and First Quadrant, L.P. ("First Quadrant"), Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") and Advisory Research, Inc. ("Advisory Research").

The sub-advisory agreement with ICM Asset Management, Inc. was terminated effective October 16, 2005. The sub-advisory agreement with Advisory Research was terminated effective November 2, 2005.

EARNEST Partners, LLC ("EARNEST"), First Quadrant and Vaughan Nelson are the sub-advisors for the Multi-Manager Small Cap Value Fund. The Advisor also directly manages a portion of the Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the assets of the Multi-Manager Small Cap Value Fund among EARNEST, First Quadrant, Vaughan Nelson and the Advisor is determined by the Advisor, subject to the review of the Board of Trustees. At December 31, 2005, the allocation of assets was 40%, 11%, 10% and 39% respectively. The Advisor, not the Fund, will pay the subadvisers at an annual rate of 0.55% of the average daily allocated net assets for their services.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

JPMorgan Funds

Notes to Financial Statements (continued)

B. Administration Fees — Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly owned subsidiary of JPMorgan, served as the Funds' Administrator subject to the same fee agreements.

Effective July 1, 2005, J.P. Morgan Investor Services Co. ("JPMIS"), a wholly owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter.

D. Shareholder Servicing Fees — Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide administrative and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the same fee rates disclosed above.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash

JPMorgan Funds

Notes to Financial Statements (continued)

balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor (as the Funds' shareholder servicing agent) have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.40% of the Funds' respective average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentages in the table above are in place until at least April 30, 2006.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/ dealers. For the year ended December 31, 2005, Multi-Manager Small Cap Growth Fund and Multi-Manager Small Cap Value Fund incurred approximately $2 and $1, respectively (amounts in thousands) in brokerage commissions with brokers/ dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Multi-Manager Small Cap Growth Fund	$353,998	$373,423	$—	$—
Multi-Manager Small Cap Value Fund	416,022	461,622	197	325

JPMorgan Funds

Notes to Financial Statements (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows (amounts in thousands):

	Aggregate cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Multi-Manager Small Cap Growth Fund	$245,618	$57,279	$(9,068)	$48,211
Multi-Manager Small Cap Value Fund	286,557	88,408	(8,992)	79,416

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows (amounts in thousands):

	Year Ended December 31, 2005
	Ordinary income	Long-term capital gain	Total distributions
Multi-Manager Small Cap Growth Fund	$1,915	$15,094	$17,009
Multi-Manager Small Cap Value Fund	9,608	35,578	45,186
	Year Ended December 31, 2004
	Ordinary income	Long-term capital gain	Total distributions
Multi-Manager Small Cap Growth Fund	$3,533	$217	$3,750
Multi-Manager Small Cap Value Fund	7,650	8,940	16,590

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Multi-Manager Small Cap Growth Fund	Multi-Manager Small Cap Value Fund
Current distributable ordinary income	$—	$358
Current distributable long-term capital gain or (tax basis capital loss carryover)	$3,218	$2,223
Unrealized appreciation (depreciation)	$48,211	$79,416

For Multi-Manager Small Cap Growth Fund, the differences between book and tax basis unrealized appreciation (depreciation) are primarily attributable to wash sales and REIT basis adjustments. For Multi-Manager Small Cap Value Fund, the differences between book and tax basis unrealized appreciation (depreciation) are primarily attributable to wash sales, REIT basis adjustment and mark to market of futures.

JPMorgan Funds

Notes to Financial Statements (continued)

6. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

The Funds had no outstanding borrowings at December 31, 2005, or at any time during the year ended.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

Because each Sub-advisor makes investment decisions independently, it is possible that the stock selection process of the Fund's exposure to a given stock, industry or market capitalization could unintentionally be smaller or larger than intended.

JPMorgan Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Fleming Series Trust
and Shareholders of JPMorgan Multi-Manager Small Cap Growth Fund and JPMorgan Multi-Manager Small Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Multi-Manager Small Cap Growth Fund and JPMorgan Multi-Manager Small Cap Value Fund (each a portfolio of JPMorgan Fleming Series Trust, hereafter referred to as the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 28, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2006

JPMorgan Funds

Trustees (unaudited)

Name (Year of Birth); Positions with the Trust (Since)	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex(1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees

Cheryl Ballenger (1956); Chairperson (since 2004) and Trustee (since 2002)	Mathematics Teacher, Vernon Hills High School (August 2004-Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.

Jerry B. Lewis (1939); Trustee (since 2004)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer's Office, Controller's Office, Auditing and Corporate Strategy)	12	None.

John R. Rettberg (1937); Trustee (since 1996)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.

Ken Whipple (1934); Trustee (since 1996)	Chairman (1999-Present) and CEO (1999-2004), CMS Energy	12	Director of AB Volvo and Korn Ferry International (executive recruitment)

Interested Trustee

John F. Ruffle(2) (1937); Trustee (since 1996)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversees includes 12 investment companies.

(2)The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

(3)The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan Funds

Officers (unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2002)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2004)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2004)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

JPMorgan Funds

Officers (unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Nancy E. Fields (1949), Assistant Secretary (2004)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc.
(formerly One Group Dealer Services, Inc).

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMorgan Funds Management, Inc. Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

JPMorgan Funds

Schedule of Shareholder Expenses
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2005 (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Funds at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMorgan Funds

Schedule of Shareholder Expenses
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2005 (unaudited)

Fund	Beginning Account Value, July 1, 2005	Ending Account Value, December 31	Expenses Paid During Period July 1, to December 31	Annualized Expense Ratio
Multi Manager Small Cap Growth Fund
Actual	$1,000.00	$1,067.10	$7.24	1.39%
Hypothetical	$1,000.00	$1,018.20	$7.07	1.39%
Multi Manager Small Cap Value Fund
Actual	$1,000.00	$1,033.40	$6.82	1.33%
Hypothetical	$1,000.00	$1,019.50	$6.77	1.33%

JPMorgan Funds

Special Meeting of Shareholders (unaudited)

Proxy Voting

A Special Meeting of Shareholders of JPMorgan Multi-Manager Small Cap Value Fund, a series of J.P. Morgan Fleming Series Trust, was held on October 14, 2005, at 522 Fifth Avenue, 6th Floor, New York, New York 10036 for purposes of asking shareholders to consider the following proposal: To approve a sub-advisory agreements between J.P. Morgan Investment Management Inc., First Quadrant, L.P. ("First Quadrant"). Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") and Advisory Research, Inc. ("Advisory Research").

To approve First Quadrant, Vaughan Nelson and Advisory Research as sub-advisors to JPMorgan Multi-Manager Small Cap Value Fund, a majority of shareholders approved the elections by the following votes:

	For	Against	Abstain
Multi-Manager Small Cap Value Fund
First Quadrant	15,358,255	18,862	45,594
Vaughan Nelson	15,357,465	18,558	46,688
Advisory Research	15,359,350	17,768	45,594

JPMorgan Funds

Board Approval of Renewal of Investment Advisory Agreements
(unaudited)

The Board of Trustees met in person in December 2005, to consider the continuation of the investment advisory agreements and sub-advisory agreements, as applicable (together, the "Advisory Agreements") for the Funds whose annual report is contained herein. At the meeting, the Board reviewed and considered performance and expense information for each Fund, as well as information about the adviser to each Fund, which is J.P. Morgan Investment Management Inc. (the "Adviser") and certain sub-advisers to the Funds, which are, in the case of the Multi-Manager Small Cap Growth Fund, J. & W. Seligman & Co. Incorporated and UBS Global Asset Management (Americas) Inc. and in the case of Multi-Manager Small Cap Value, Earnest Partners, LLC (the "Sub-Advisers" and together with the Adviser, the "Advisers"). The Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreements or any of their affiliates, approved the Advisory Agreements on December 15, 2005.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of each Fund's performance. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of funds in the Funds' peer groups. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. During the course of the meeting the Trustees requested and received additional information from the Funds' management.

The Trustees determined that the overall arrangements between each Fund and its applicable Advisers, as provided in the Advisory Agreements was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreements. In reaching their determinations with respect to approval of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

  1.  comparative performance information;

  2.  the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates and, where applicable, the Sub-Advisers;

  3.  payments received by the Adviser and its affiliates in respect of each Fund and all Funds as a group;

  4.  the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Fund and to all Funds as a group, and financial information provided by the Sub-Advisers;

  5.  comparative fee and expense data for each Fund and other investment companies with similar investment objectives;

  6.  the potential for the Funds to realize economies of scale for the benefit of investors as assets grow;

  7.  portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives;

JPMorgan Funds

Board Approval of Renewal of Investment Advisory Agreements
(unaudited) (continued)

  8.  fall-out benefits to the Adviser and its affiliates and to the Sub-Advisers from their relationships with the Funds;

  9.  fees charged by the Adviser to other clients with similar investment objectives;

  10.  the professional experience and qualifications of each Fund's portfolio management teams and other senior personnel of the Advisers; and

  11.  the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by each Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisers' senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team at the Adviser primarily responsible for the day-to-day management of the Fund, including oversight of the Sub-Advisers, and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisers to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and the Sub-Advisers, the commitment of the Advisers to provide high quality service to the Funds, the benefits to the Funds of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisers' integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisers.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and certain affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data, which included profitability of the Adviser and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited and is based on a limited period of time because of the combination of the entities. In addition, the Trustees recognized that this data represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly

JPMorgan Funds

Board Approval of Renewal of Investment Advisory Agreements
(unaudited) (continued)

available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain Sub-Advisers continued to benefit from such soft dollar arrangements. The Trustees also considered that JPMF, an affiliate of the Adviser, earns fees from the Fund for providing administrative services. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall non-money market fund assets, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services provided to other clients of the Adviser for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for the one-year and two-year periods. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Fund's performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings. The review of the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

JPMorgan Funds

Board Approval of Renewal of Investment Advisory Agreements
(unaudited) (continued)

The Trustees noted that the performance of the Multi-Manager Small Cap Growth Fund for the one-year and two-year time periods was within a reasonable range of its Universe Group median.

The Trustees noted that the performance of the Multi-Manager Small Cap Value Fund for the one-year and two-year time periods was better than that of its Universe Group median.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Funds. The Trustees noted that the Funds make no additional payment to the Sub-Advisers and that the Sub-Advisers are compensated for their services by the Adviser. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that although the Multi-Manager Small Cap Growth Fund's contractual advisory fee was in the fourth quintile of the Fund's Peer Group, the net advisory fee rate and total expenses each were within a reasonable range of the Fund's Universe Group median and concluded that the advisory fee was acceptable.

The Trustees noted that although the Multi-Manager Small Cap Value Fund's contractual advisory fee was in the fifth quintile of the Fund's Peer Group, the net advisory fee rate and total expenses each were within a reasonable range of the Fund's Universe Group median and concluded that the advisory fee was acceptable under the circumstances.

JPMorgan Funds

Tax Letter (unaudited)

Certain tax information for the JPMorgan Multi-Manager Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2005:

Dividend Received Deduction
Multi-Manager Small Cap Growth	2.81%
Multi-Manager Small Cap Value	40.79%

Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2005 (amounts in thousands):

Long-Term Capital Gain Distribution
Multi-Manager Small Cap Growth	$15,093
Multi-Manager Small Cap Value	35,578

Qualified Short-term Capital Gain Designation

For the fiscal year ended December 31, 2005, the Multi-Manager Small Cap Value Fund designated $7,731 of short-term capital gain distributions paid during its fiscal year as qualified short-term capital gain (amounts in thousands).

Qualified Dividend Income (QDI)

For the fiscal year ended December 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income received by the Funds treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Multi-Manager Small Cap Growth	$624
Multi-Manager Small Cap Value	3,441

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ANNUAL REPORT

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds' website at www.jpmorganfunds.com.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2006 All Rights Reserved. February 2006

AN-MULTI-1205

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in effect as of December 31, 2005 is included as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Jerry Lewis. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2004 – $129,600

2005 - $94,704

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2004 – $9,397,000

2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2004 – $24,900

2005 - $17,100

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2004 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2004 – Not applicable

2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – Not applicable

2005 – 84%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.3 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Series Trust

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
March 8, 2006